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                                                                      Exhibit 24

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MKTG Services, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Jeremy Barbera, as Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                    /s/ J. Jeremy Barbera
                    -------------------------------
                    J. Jeremy Barbera
                    Chairman of the Board and
                    Chief Executive Officer

                    February 14, 2003

In connection with the Quarterly Report of MKTG Services, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cindy H. Hill, as Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                    /s/ Cindy H. Hill
                    -------------------------------
                    Cindy H. Hill
                    Chief Accounting Officer

                    February 14, 2003